UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 24, 2006

THE DRESS BARN, INC.
(Exact name of registrant as specified in its charter)

Connecticut
(State or other Jurisdiction of Incorporation)

0-11736	06-0812960
Commission File Number)	(I.R.S. Employer Identification No.)

30 Dunnigan Drive, Suffern, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(845) 369-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Mrs. Roslyn S. Jaffe, whose three-year term on the Board of Directors (the “Board”) of The Dress Barn, Inc. (“Dress Barn”) expires at the Annual Meeting of Shareholders to be held on November 29, 2006, has decided not to stand for re-election to the Board. Mrs. Jaffe, who founded Dress Barn in 1962, will retain the titles of Founder, Director Emeritus, Treasurer and Secretary of the Company.

Marc Lasry resigned from the Board on October 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DRESS BARN INC. (Registrant)

Date: October 27, 2006	BY:	/s/ ARMAND CORREIA
Armand Correia Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)